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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 3, 1998
                                                 -------------------------------

                        Total Renal Care Holdings, Inc.
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            (Exact name of registrant as specified in its charter)



Delaware                            1-4034                    51-0354549
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction                     File Number)              Identification No.)
of incorporation)



    21250 Hawthorne Boulevard, Suite 800, Torrance, California      90503
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               (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code   (310) 792-2600
                                                   ----------------------------

                                      N/A
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        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.


          Attached as Exhibit 99.1 is the press release issued by Total Renal
                      ------------
Care Holdings, Inc. dated November 3, 1998, which is hereby incorporated by reference herein.

          Attached as Exhibit 99.2 is the press release issued by Total Renal
                      ------------
Care Holdings, Inc. dated November 9, 1998, which is hereby incorporated by reference herein.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOTAL RENAL CARE HOLDINGS, INC.



Dated:  November 9, 1998           By:  /s/ John E. King
                                        -----------------------------------
                                        John E. King
                                        Senior Vice President, Finance and
                                        Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit          Description of                                           Page
                 Exhibit                                                  Number
------           -------------------------------------------------------  ------

99.1             Press release, dated November 3, 1998.
99.2             Press release, dated November 9, 1998.
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